Exhibit 99.1

BREATHE, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
Breathe LLC
Knoxville, Tennessee

We have audited the accompanying balance sheets of Breathe LLC (the “Company”) as of December 31, 2014 and 2013 and the related statements of operations, member’s equity (deficit), and cash flows for the year ended December 31, 2014 and period September 17, 2013 (Inception) through December 31, 2013. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Breathe LLC as of December 31, 2014 and 2013, and the results of its statements of operations, member’s equity (deficit), and cash flows for the year ended December 31, 2014 and period September 17, 2013 (Inception) through December 31, 2013 then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.   As discussed in Note 2 to the financial statements, the Company has recently commenced operations, has no revenue, sustained operating losses and needs to obtain additional financing to continue the development of their products. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KBL, LLP
New York, NY
March 26, 2015

BREATHE, LLC
Balance Sheets

	December 31,
	2014	2013

ASSETS

Current assets
Cash	$13,346	$670

Total assets	$13,346	$670

LIABILITIES AND MEMBER’S EQUITY (DEFICIT)

Current liabilities
Accounts payable and accrued expenses	$45,606	$2,644
Note payable - related party	5,000	5,000

Total current liabilities	50,606	7,644

Commitments and contingencies	--	--

Member’s equity (deficit)	(37,260)	(6,974)

Total liabilities and member’s equity (deficit)	$13,346	$670

See accompanying notes to financial statements.

BREATHE, LLC
Statements of Operations

		Period
		September 17,
		2013
		(Inception)
	Year Ended	through
	December 31,	December 31,
	2014	2013

Expenses
Professional fees	$38,795	$3,371
General and administrative	6,204	14,369

Total expenses	44,999	17,740

Operating loss	(44,999)	(17,740)

Other expense
Interest expense	4,167	833

Net loss	$(49,166)	$(18,573)

See accompanying notes to financial statements.

BREATHE, LLC

Statement of Changes in Member’s Equity (Deficit)
Period September 17, 2013 (inception) through December 31, 2014

Balance – September 17, 2013	$--

Member contribution	25,963

Member draws	(14,364)

Net loss – period September 17, 2013 (Inception) through December 31, 2013	(18,573)

Balance – December 31, 2013	(6,974)

Member contribution	21,980

Member draws	(3,100)

Net loss – year ended December 31, 2014	(49,166)

Balance December 31, 2014	$(37,260)

See accompanying notes to financial statements.

BREATHE, LLC
Statements of Cash Flows

		Period
		September 17,
		2013
		(Inception)
	Year Ended	through
	December 31,	December 31,
	2014	2013

Cash flows from operating activities
Net loss	$(49,166)	$(18,573)
Adjustment to reconcile net loss to
Net cash used in operating activities:

Changes in assets and liabilities:
Accounts payable and accrued expenses	42,962	2,644

Net cash used in operating activities	(6,204)	(15,929)

Cash flows from financing activities
Member contributions	21,980	25,963
Member draws	(3,100)	(14,364)
Proceeds from notes payable - related party	-	5,000
Net cash provided by financing activities	18,880	16,599

Net increase in cash	12,676	670

Cash - beginning of periods	670	-

Cash - end of periods	$13,346	$670

Supplementary information:
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

See accompanying notes to financial statements.

BREATHE, LLC
Notes to Financial Statements

Note 1	Nature of Business and Basis of Financial Statement Presentation

Nature of Business

Breathe, LLC (the “Company”) was formed on September 17, 2013.  Since formation, the Company has operated as a development stage company, with the intentions of designing, marketing and distributing electronic cigarettes (“E-cigarettes”), vaporizers, e-liquids (i.e., liquid nicotine) ant related accessories.  The Company does have a patent pending with the USPO for the “ Electronic Cigarette or Other Inhalation Device with Safety Lockout Feature”.

The Company’s activities are subject to significant risks and uncertainties, including failing to secure additional funding, success in developing and marketing its products and the level of competition.

Note 2	Going Concern

The accompanying financial statements have been prepared on a basis which assumes that the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company is in the development stage, has no revenue, and has accumulated losses of $67,739 since its inception. These circumstances raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management's plans with respect to alleviating the adverse financial conditions that caused substantial doubt about the Company’s ability to continue as a going concern are as follows:

In order to implement its business plan, the Company needs to raise additional capital through equity or debt financings or through loans from members or others. The ability of the Company to continue as a going concern is dependent upon its ability to successfully raise additional capital and eventually attain profitable operations. There can be no assurance that the Company will be able to raise additional capital or execute its business strategy.

Note 3	Summary of Significant Accounting Policies

Basis of Accounting - The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Financial Accounting Standards Board (“FASB”) has established the FASB Accounting Standards Codification (“ASC”) as the single source of authoritative GAAP.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents - For purposes of reporting cash flows, cash equivalents include investment instruments purchased with an original maturity of three months or less.

BREATHE, LLC
Notes to Financial Statements

Note 3	Summary of Significant Accounting Policies (Continued)

Inventory - Inventory consists of finished goods and is stated at the lower of cost or market determined by the first-in, first-out method. Shipping and handling costs (consisting of all costs to warehouse, pick, pack and deliver inventory to customers) are included in cost of goods sold for the year ended December 31, 2014 and period September 17, 2013 (Inception) through December 31, 2013. Samples are included in marketing expenses which are a component of general and administrative costs.

Income Taxes – As a limited liability company, the Company’s taxable income or loss is passed-through to its members. Therefore, no provision or liability for income taxes has been included in the financial statements.

Fair Value Measurement - The Company adopted the accounting standard for fair value measurements of all non-financial assets and liabilities. The adoption of the standard did not have a significant effect on the Company’s financial statements.

The carrying amounts of cash and trade and other payables approximate their fair value, due to the short-term nature of these instruments. The carrying amount of the Company’s borrowing arrangements under its debt agreements approximate their fair value since the loans bear interest at rates that approximate the Company’s incremental borrowing rates for similar types of borrowing arrangements.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities as of the reporting date.

Level 2: Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities as of the reporting date.

Level 3:  Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Property and Equipment - Property and equipment is stated at cost, less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

Maintenance and repairs are charged to expense when incurred. Additions and improvements that extend the economic useful life of the asset are capitalized and depreciated over the remaining useful lives of the assets. The cost and accumulated depreciation of assets sold or retired are removed from the respective accounts, and any resulting gain or loss is reflected in current earnings.

BREATHE, LLC
Notes to Financial Statements

Note 3	Summary of Significant Accounting Policies (Continued)

Recently Issued Accounting Pronouncements – In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-15, Presentation of Financial Statements – Going Concern, that outlines management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued.  The amendment is effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter.  Early application is permitted. The Company is currently assessing the impact that this standard will have on its financial statements.

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation” (ASU 2014-10). ASU 2014-10 removes all incremental financial reporting requirements regarding development-stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. In addition, ASU 2014-10 adds an example disclosure in Risks and Uncertainties (Topic 275) to illustrate one way that an entity that has not begun planned operations could provide information about risks and uncertainties related to the company’s current activities. ASU 2014-10 also removes an exception provided to development-stage entities in Consolidations (Topic 810) for determining whether an entity as a variable interest entity. Effective with the first quarter of our fiscal year ended December 31, 2016, the presentation and disclosure requirements of Topic 915 will no longer be required. The revisions to Consolidation (Topic 810) are effective the first quarter of our fiscal year ended December 31, 2017. Early adoption is permitted. We have early adopted the provisions of ASU 2014-10.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers” (Topic 606) (ASU 2014-09), which supersedes the revenue recognition requirements in ASC Topic 605, “Revenue Recognition”, and most industry-specific guidance. ASU 2014-09 is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  ASU 2014-09 also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.  The amendments in ASU 2014-09 will be applied using one of two retrospective methods. The effective date will be the first quarter of our fiscal year ended December 31, 2017. We have not determined the potential effects on our financial statements.

There are several other new accounting pronouncements issued or proposed by the FASB. Each of these pronouncements, as applicable, has been or will be adopted by the Company. Management does not believe any of these accounting pronouncements has had or will have a material impact on the Company’s financial position or operating results.

Subsequent Events – In accordance with ASC 855 “Subsequent Events” the Company evaluated subsequent events after the balance sheet date.

BREATHE, LLC
Notes to Financial Statements

Note 4	Note Payable – Related Party

At the Company’s formation, the Company borrowed $5,000 from an individual investor for working capital purposes.  The note is payable November 1, 2014 with 100% interest.  The noteholder will also receive a 1% equity interest in Breathe, LLC. Interest expense for the year ended December 31, 2014 and period September 17, 2013 (Inception) through December 31, 2013 was $4,167 and $833, respectively.

Note 5	Member’s Equity (Deficit)

One of the Company’s members has funded the Company 100% since inception. He has contributed cash, net of distributions in the amount of $30,479 through December 31, 2014. The net capital contributions have funded corporate expenditures including amounts incurred for purchasing inventory, consultants to assist him in running the business, as well as general operating expenditures.

Note 6	Commitments

Operating Lease

The Company leases its office facilities under a month to month arrangement.

Total rent expense charged to operations was $2,340 and $2,965 for 2014 and 2013, respectively.

Note 7	Subsequent Events

On January 13, 2015, the Company was merged into Breathe eCigs Corp., a Tennessee corporation, a company formed on December 31, 2014 (collectively referred to as “Breathe”). There was no activity in Breathe eCigs Corp. from December 31, 2014 through the date of merger January 13, 2015

On January 16, 2015, Breathe entered into a Share Exchange Agreement (the “Exchange Agreement”) with DNA Precious Metals, Inc. (“DNAP”), a publicly-traded Nevada corporation organized in June 2006, whereby DNAP acquired all of the issued and outstanding shares of common stock of Breathe in consideration for the issuance of 150,000,000 shares of DNAP common stock.

As a result of the transactions effected by the Exchange Agreement, at closing Breathe became a wholly owned subsidiary of DNAP, with the former Breathe shareholders owning approximately 56% of the then issued and outstanding common stock of DNAP.